Supplement to the
Fidelity® Puritan® Fund
October 30, 2006
Prospectus

The following information supplements the biographical information found in the "Fund Management" section on page 22.

Ramin Arani is vice president and co-manager of Puritan Fund, which he has managed since February 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Arani has worked as a research analyst and manager.

PUR-07-01 February 14, 2007
1.463149.112